Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

OVERVIEW

On October 9, 2020, Fortive Corporation (“Fortive” or the “Company”) completed the separation (the “Separation”) of its Industrial Technologies segment through the spin-off of Vontier Corporation (“Vontier”), as effectuated through the distribution of 80.1% of the outstanding shares of Vontier common stock as a dividend to Fortive shareholders as of September 25, 2020, with Fortive retaining 19.9% of the outstanding Vontier common stock immediately following the Separation.

BASIS OF PRESENTATION

The following unaudited pro forma consolidated condensed financial statements of the Company were derived from its historical consolidated financial statements and are being presented to give effect to the Separation. The unaudited pro forma Consolidated Condensed Statements of Earnings for the six months ended June 26, 2020 and for each of the three years ended December 31, 2019, 2018, and 2017 reflect the Company’s results as if the Separation had occurred on January 1, 2017. The unaudited pro forma Consolidated Condensed Balance Sheet as of June 26, 2020 gives effect to the Separation as if it occurred on that date.

The unaudited pro forma consolidated condensed financial statements give effect to the Separation including: (i) the elimination of the historical Vontier financial results on a carve-out basis; (ii) the adjustments to the Vontier carve-out financial statements to meet the requirements of discontinued operations; (iii) the transfer of certain assets and liabilities between the Company and Vontier upon Separation; and (iv) the estimated cash payment of approximately $1.6 billion from Vontier to the Company as a result of the Separation (“Cash Consideration”) and the retention by the Company of 19.9% of the outstanding common stock of Vontier Corporation, recorded at 19.9% of the net book value of Vontier Corporation as of the date of the Separation. The unaudited pro forma consolidated condensed financial statements do not give effect to the additional $200 million from Vontier as a preliminary adjustment to the cash balance available to Vontier as of the Separation or the application of such $200 million or the $1.6 billion in Cash Consideration, including the intention to use such proceeds to repay outstanding indebtedness of Fortive and the related reduction to interest expense.

The Separation adjustments are based on available information and assumptions that the Company’s management believes are reasonable, that reflect the impact of events directly attributable to the Separation that are factually supportable, and for purposes of the Consolidated Condensed Statements of Earnings, are expected to have a continuing impact on the Company. The Company has entered into a Transition Services Agreement with Vontier pursuant to which the Company and Vontier will provide each other certain specified services on a temporary basis. These transition services are not expected to have a material impact on the Company and are not recurring in nature, and as such, have not been included in the Separation adjustments.

The Fortive Historical columns in the unaudited pro forma consolidated condensed financial statements reflect the Company’s historical financial statements for the periods presented and do not reflect any adjustments related to the Separation and related events.

The Separation of Vontier columns in the unaudited pro forma consolidated condensed financial statements were derived from Vontier’s historical combined financial statements included in Exhibit 99.1 to Amendment No. 1 to Vontier’s Registration Statement on Form 10-12B filed with the Securities and Exchange Commission (the “SEC”) on September 21, 2020 (the “Vontier Information Statement”).

The Separation Adjustments columns are the adjustments to the Vontier combined financial statements amounts as included in the Vontier Information Statement to reflect the effect of the Separation in the Company’s pro forma financial statements. The Separation adjustments represent the Company’s current best estimates and may differ from those that will be calculated to report Vontier as discontinued operations in Fortive’s future filings.

The unaudited pro forma consolidated condensed financial statements are subject to the assumptions and adjustments described in the accompanying notes. Management believes that these assumptions and adjustments are reasonable under the circumstances and given the information available at this time. The unaudited pro forma consolidated condensed financial statements are not intended to be a complete presentation of the Company’s financial position or results of operations had the Separation occurred as of and for the periods indicated. In addition, the unaudited pro forma consolidated condensed financial statements are provided for illustrative and informational purposes only, and are not necessarily indicative of the Company’s historical or future results of operations or financial condition had the Separation been completed on the dates assumed.

The unaudited pro forma consolidated condensed financial statements should be read in conjunction with (i) the audited consolidated financial statements, the accompanying notes, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and (ii) the unaudited consolidated condensed financial statements, the accompanying notes, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Quarterly Report on Form 10-Q for the three and six months ended June 26, 2020 which are available at the Company’s web site at www.fortive.com.

FORTIVE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS

($ and shares in millions, except per share amounts)

	Six Months Ended June 26, 2020
	Fortive Historical	Separation of Vontier (a)	Separation Adjustments		Pro Forma Fortive
Sales	$3,284.7	$(1,142.9)	$8.0	(b)	$2,149.8
Cost of sales	(1,594.6)	648.8	(8.0)	(b)	(953.8)

Gross profit	1,690.1	(494.1)	—		1,196.0
Operating costs:
Selling, general and administrative expenses	(1,073.8)	234.9	19.0	(c),(d)	(819.9)
Research and development expenses	(220.3)	62.1	—		(158.2)
Impairment of goodwill	(85.3)	85.3	—		—

Operating profit	310.7	(111.8)	19.0		217.9
Non-operating expenses, net:
Interest expense, net	(86.8)	0.6	—		(86.2)
Other non-operating income (expense), net	0.7	0.3	—		1.0

Earnings from continuing operations before income taxes	224.6	(110.9)	19.0		132.7
Income taxes	(52.0)	46.7	(4.4)	(e)	(9.7)

Net earnings from continuing operations	172.6	(64.2)	14.6		123.0
Earnings (loss) from discontinued operations, net of income taxes	(0.7)	—	—		(0.7)

Net earnings	171.9	(64.2)	14.6		122.3

Mandatory convertible preferred dividends	(34.5)	—	—		(34.5)

Net earnings attributable to common stockholders	$137.4	$(64.2)	$14.6		$87.8

Net earnings per common share from continuing operations:
Basic	$0.41				$0.26
Diluted	$0.41				$0.26
Net earnings per share from discontinued operations:
Basic	$—				$—
Diluted	$—				$—
Net earnings per share:
Basic	$0.41				$0.26
Diluted	$0.40				$0.26
Average common stock and common equivalent shares outstanding:
Basic	337.1				337.1
Diluted	339.9				339.9

See the accompanying Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements.

FORTIVE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS

($ and shares in millions, except per share amounts)

	Year Ended December 31, 2019
	Fortive Historical	Separation of Vontier (a)	Separation Adjustments		Pro Forma Fortive
Sales	$7,320.0	$(2,772.1)	$15.9	(b)	$4,563.8
Cost of sales	(3,639.7)	1,581.3	(15.9)	(b)	(2,074.3)

Gross profit	3,680.3	(1,190.8)	—		2,489.5
Operating costs:
Selling, general and administrative expenses	(2,219.5)	491.3	3.1	(c),(d)	(1,725.1)
Research and development expenses	(456.7)	136.4	—		(320.3)

Operating profit	1,004.1	(563.1)	3.1		444.1
Non-operating expenses, net:
Gain from combination of business	40.8	—	—		40.8
Interest income (expense), net	(164.2)	(3.3)	5.5	(b)	(162.0)
Other non-operating expenses, net	(6.2)	0.6	—		(5.6)

Earnings from continuing operations before income taxes	874.5	(565.8)	8.6		317.3
Income taxes	(149.1)	129.3	(2.0)	(e)	(21.8)

Net earnings from continuing operations	725.4	(436.5)	6.6		295.5
Earnings from discontinued operations, net of income taxes	13.5	—	—		13.5

Net earnings	738.9	(436.5)	6.6		309.0

Mandatory convertible preferred dividends	(69.0)	—	—		(69.0)

Net earnings attributable to common stockholders	$669.9	$(436.5)	$6.6		$240.0

Net earnings per common share from continuing operations:
Basic	$1.95				$0.67
Diluted	$1.93				$0.67
Net earnings per share from discontinued operations:
Basic	$0.04				$0.04
Diluted	$0.04				$0.04
Net earnings per share:
Basic	$1.99				$0.71
Diluted	$1.97				$0.71
Average common stock and common equivalent shares outstanding:
Basic	335.8				335.8
Diluted	340.0				340.0

See the accompanying Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements.

FORTIVE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS

($ and shares in millions, except per share amounts)

	Year Ended December 31, 2018
	Fortive Historical	Separation of Vontier (a)	Separation Adjustments		Pro Forma Fortive
Sales	$6,452.7	$(2,665.9)	$13.6	(b)	$3,800.4
Cost of sales	(3,131.4)	1,530.8	(13.6)	(b)	(1,614.2)

Gross profit	3,321.3	(1,135.1)	—		2,186.2
Operating costs:
Selling, general and administrative expenses	(1,728.6)	499.3	(33.5)	(c)	(1,262.8)
Research and development expenses	(414.3)	136.2	—		(278.1)

Operating profit	1,178.4	(499.6)	(33.5)		645.3
Non-operating expenses, net:
Interest income (expense), net	(97.0)	(8.4)	8.5	(b)	(96.9)
Other non-operating expenses, net	(3.0)	0.7	—		(2.3)

Earnings from continuing operations before income taxes	1,078.4	(507.3)	(25.0)		546.1
Income taxes	(160.1)	121.8	5.8	(e)	(32.5)

Net earnings from continuing operations	918.3	(385.5)	(19.2)		513.6
Earnings from discontinued operations, net of income taxes	1,995.5	—	—		1,995.5

Net earnings	2,913.8	(385.5)	(19.2)		2,509.1

Mandatory convertible preferred dividends	(34.9)	—	—		(34.9)

Net earnings attributable to common stockholders	$2,878.9	$(385.5)	$(19.2)		$2,474.2

Net earnings per common share from continuing operations:
Basic	$2.56				$1.39
Diluted	$2.52				$1.36
Net earnings per share from discontinued operations:
Basic	$5.78				$5.78
Diluted	$5.69				$5.69
Net earnings per share:
Basic	$8.33				$7.16
Diluted	$8.21				$7.06
Average common stock and common equivalent shares outstanding:
Basic	345.5				345.5
Diluted	350.7				350.7

See the accompanying Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements.

FORTIVE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS

($ and shares in millions, except per share amounts)

	Year Ended December 31, 2017
	Fortive Historical	Separation of Vontier (a)	Separation Adjustments		Pro Forma Fortive
Sales	$5,756.1	$(2,498.2)	$10.7	(b)	$3,268.6
Cost of sales	(2,834.7)	1,425.4	(10.7)	(b)	(1,420.0)

Gross profit	2,921.4	(1,072.8)	—		1,848.6
Operating costs:
Selling, general and administrative expenses	(1,409.1)	445.8	(31.0)	(c)	(994.3)
Research and development expenses	(369.3)	126.2	—		(243.1)

Operating profit	1,143.0	(500.8)	(31.0)		611.2
Non-operating expenses, net:
Gain from combination of business	15.3	(15.3)	—		—
Interest income (expense), net	(88.7)	(8.4)	8.4	(b)	(88.7)
Other non-operating expenses, net	4.0	0.6	—		4.6

Earnings from continuing operations before income taxes	1,073.6	(523.9)	(22.6)		527.1
Income taxes	(189.3)	150.6	8.4	(e)	(30.3)

Net earnings from continuing operations	884.3	(373.3)	(14.2)		496.8
Earnings from discontinued operations, net of income taxes	160.2	—	—		160.2

Net earnings	1,044.5	(373.3)	(14.2)		657.0

Mandatory convertible preferred dividends	—	—	—		—

Net earnings attributable to common stockholders	$1,044.5	$(373.3)	$(14.2)		$657.0

Net earnings per common share from continuing operations:
Basic	$2.54				$1.43
Diluted	$2.51				$1.41
Net earnings per share from discontinued operations:
Basic	$0.46				$0.46
Diluted	$0.45				$0.45
Net earnings per share:
Basic	$3.01				$1.89
Diluted	$2.96				$1.86
Average common stock and common equivalent shares outstanding:
Basic	347.5				347.5
Diluted	352.6				352.6

See the accompanying Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements.

FORTIVE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

($ in millions, except per share amounts)

	As of June 26, 2020
	Fortive Historical	Separation of Vontier (a)	Separation Adjustments		Pro Forma Fortive
ASSETS
Current assets:
Cash and equivalents	$1,063.0	$—	$1,592.0	(f)	$2,655.0
Accounts receivable, net	1,129.2	(389.7)	(5.8)	(g),(h)	733.7
Inventories:
Finished goods	294.9	(90.1)	—		204.8
Work in process	102.5	(23.2)	—		79.3
Raw materials	267.1	(109.6)	—		157.5

Inventories	664.5	(222.9)	—		441.6
Prepaid expenses and other current assets	390.4	(103.9)	—		286.5
Current assets, discontinued operations	3.3	—	—		3.3

Total current assets	3,250.4	(716.5)	1,586.2		4,120.1
Property, plant and equipment, net of accumulated depreciation	519.8	(94.3)	—		425.5
Operating lease right-of-use assets	207.8	(33.8)	—		174.0
Other assets	758.7	(406.7)	7.4	(g),(i)	359.4
Investment in Vontier Corporation	—	—	14.0	(j)	14.0
Goodwill	8,297.7	(1,056.2)	—		7,241.5
Other intangible assets, net	3,671.3	(258.1)	—		3,413.2

Total assets	$16,705.7	$(2,565.6)	$1,607.6		$15,747.7

LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	$998.8	$—	$—		$998.8
Trade accounts payable	733.0	(287.7)	1.8	(h)	447.1
Current operating lease liabilities	52.6	(10.9)	—		41.7
Accrued expenses and other current liabilities	1,092.0	(308.4)	53.0	(k),(l)	836.6

Total current liabilities	2,876.4	(607.0)	54.8		2,324.2
Operating lease liabilities	163.8	(23.2)	—		140.6
Other long-term liabilities	1,572.4	(272.8)	111.3	(i),(k)	1,410.9
Long-term debt	4,686.2	—	—		4,686.2
Commitments and Contingencies
Equity:
Total Fortive stockholders’ equity	7,395.3	(1,658.3)	1,441.5	(m)	7,178.5
Noncontrolling interests	11.6	(4.3)	—		7.3

Total stockholders’ equity	7,406.9	(1,662.6)	1,441.5		7,185.8

Total liabilities and equity	$16,705.7	$(2,565.6)	$1,607.6		$15,747.7

See the accompanying Notes to Consolidated Condensed Financial Statements.

FORTIVE CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The unaudited pro forma Consolidated Condensed Statements of Earnings for the six months ended June 26, 2020 and for the years ended December 31, 2019, 2018, and 2017 and the unaudited pro forma Consolidated Condensed Balance Sheet as of June 26, 2020 include the following pro forma adjustments:

a.

Reflects the operations, assets, liabilities and equity of Vontier, formerly the Company’s Industrial Technologies segment, which was derived from the historical combined financial statements prepared on a “carve-out” basis of accounting included in the Vontier Information Statement.

Unaudited Pro Forma Consolidated Condensed Statement of Earnings

b.	Represents adjustments for intercompany transactions that were eliminated in consolidation prior to the Separation that are no longer eliminated subsequent to the Separation.

c.	Reflects the inclusion of general corporate overhead costs which were historically allocated to Vontier and will be allocated to the Company’s remaining segment after the Separation.

d.

Reflects the removal of all nonrecurring Separation costs which were incurred and are included in the Company’s historical results of operations. These costs were primarily related to investment banker fees, legal fees, third-party consulting and contractor fees and other incremental costs directly related to Separation-related activities that are not expected to have a continuing impact on the Company’s results of operations following the completion of the Separation.

e.

Represents the tax impact of the Separation adjustments as well as the other adjustments needed to reflect pro forma Fortive earnings from continuing operations. In determining the tax rate to apply to the Separation adjustments, the Company used the applicable statutory rate.

Unaudited Pro Forma Consolidated Condensed Balance Sheet

f.	Reflects the estimated cash payment of approximately $1.6 billion from Vontier to the Company as a result of the Separation.

g.	Represents carve-out adjustments that were not reflected in the Fortive historical financials and will not be reflected in the Company’s continuing operations after the Separation.

h.	Represents adjustments for intercompany assets and liabilities as a result of the Separation.

i.

Represents the tax impact of the Separation adjustments, as well as the adjustments needed to reflect Pro Forma Fortive assets and liabilities. The tax rate applied to the Separation adjustments was determined based on U.S. federal, state and local statutory rates in effect during the periods presented.

j.

Reflects the retention by the Company of 19.9% of the outstanding common stock of Vontier Corporation, recorded at 19.9% of the net carrying value of Vontier Corporation as of the date of the Separation.

k.

Represents the adjustment of certain liabilities as a result of their transfer between the Company and Vontier upon Separation pursuant to the various agreements entered into as part of the Separation.

l.	Includes approximately $50 million of estimated costs to complete the Separation.

m.	Reflects the effect on total stockholders’ equity of the Separation adjustments described in footnotes (f), (g), (h), (i), (j), (k) and (l) above.